Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.57

[***] SCIENTIFIC ADVISORY BOARD AGREEMENT

This [***] Scientific Advisory Board Agreement (this “Agreement”) is made and entered into as of January 1, 2017 (the “Effective Date”), and is by and between Caribou Biosciences, Inc., a Delaware corporation, and Jennifer A. Doudna, an individual (“Advisor”) (each herein referred to individually as a “Party,” or collectively as the “Parties”).

WHEREAS, the Company desires for Advisor to serve as scientific advisor and founder of [***] to be formed by the Company [***]; and

WHEREAS, Advisor is willing and able to perform this role;

NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Services and Compensation

A. General. As requested by the Company or [***], Advisor will provide scientific advice and Services (as defined in Section 1(B)) to stakeholders of the Company and [***].

B. Services. Advisor will be a founder of [***] and will serve on its Scientific Advisory Board during the Term (as defined herein). Advisor will use reasonable efforts to participate in meetings and discussions with the Company relating to [***], as well as meetings and discussions with [***] and to render advice on scientific and business issues, goals and objectives, as requested from time-to-time by the Company or [***] (“Services”).

C. Compensation. (i) Subject to Article 5, during the Term (as defined in Section 5(A)), the Company or [***] will pay Advisor thirty-one thousand, two hundred fifty U.S. dollars ($31,250) per calendar quarter, for a total of one hundred twenty-five thousand U.S. dollars ($125,000) per calendar year for Services provided hereunder. The first payment will be due and payable by the Company or [***] to Advisor on March 31, 2017, with future payments due and payable on the last day of each preceding calendar quarter. (ii) The Company or [***] will reimburse Advisor for Advisor’s pre-approved reasonable out-of-pocket expenses incurred in connection with the Services, including but not limited to payment of reasonable attorney fees and costs relating to Advisor’s personal attorney’s review and negotiation of this Agreement and any subsequent agreements relating to Advisor’s provision of the Services, up to a maximum of ten thousand U.S. dollars ($10,000) for such attorney fees and costs. Advisor will provide expense reports, with original receipts, to the Company or [***] for all reimbursements. (iii) At the time [***] is formed (whether as a partnership or corporation), Advisor will receive a number of shares or units, as the case may be, of [***] Common Stock equal to five percent (5%) of the fully diluted capital stock of [***] (including shares reserved for issuance pursuant to any stock option plan, equity incentive plan, or other stock arrangement). Furthermore, at the time [***] closes a financing of at least five million U.S. dollars ($5,000,000), Advisor will be granted additional shares or units, as the case may be, of [***] Common Stock such that Advisor’s total shares of [***] Common Stock will equal five percent (5%) of the fully diluted capital stock of [***] after the closing of said financing, regardless of the amount of financing raised over five million U.S. dollars ($5,000,000). At the time [***] is formed, [***] and Advisor will enter into a Restricted Common Stock Purchase Agreement similar in form and substance to that entered into by and between Caribou Biosciences, Inc. and Jennifer A. Doudna, having a date of June 13, 2012. The Restricted Common Stock Purchase Agreement will set forth the number of shares of [***] Common Stock to be sold to Advisor, the purchase price per share, and the aggregate purchase price, which shall be payable in cash by Advisor to [***]. Furthermore, Advisor’s shares shall vest in a series of forty-eight (48) equal and continuous monthly installments upon Advisor’s completion of each additional month of continuous Service over the forty-eight (48) month period measured from the Effective Date, such that Advisor shall be fully vested in all [***] Common Stock shares or units, as the case may be at the end of the Term (including both the initial grant as well as the additional shares received at the closing of a financing of at least five million U.S. dollars ($5,000,000)). (iv) Related cash compensation is addressed in Paragraphs 3 and 4 of Amendment No. 3 to Scientific Advisory Board Agreement, by and between Caribou Biosciences, Inc. and Jennifer A. Doudna, having an effective date of January 1, 2017.

D. No Conflicts. Advisor represents and warrants that Advisor has no agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Agreement, Advisor’s obligations to the Company under this Agreement, and/or Advisor’s ability to perform the Services.

E. Exclusivity. Advisor will not enter into any such agreement with any commercial or venture capital entity in the field of [***]. Any breach of this Section 1(E) is a material breach of this Agreement.

2. Independent Contractor Relationship

A. Nature of Relationship. It is the express intention of the Company (or, if appropriate, [***]) and Advisor that Advisor performs the Services as an independent contractor to the Company or [***]. Nothing in this Agreement shall in any way be construed to constitute Advisor as an agent, employee or representative of the Company or [***]. Advisor is not authorized to bind the Company or [***] to any liability or obligation or to represent that Advisor has any such authority. Advisor shall be solely responsible for all taxes, including but not limited to social security, unemployment and income taxes, that may be due on account of compensation received by Advisor from the Company or [***] under this Agreement. On the Company’s request, Advisor will provide the Company with a fully completed and signed IRS Form W-9.

B. No Benefits. Advisor acknowledges and agrees she is not eligible to receive any employee benefits from the Company or [***]. Such benefits include, but are not limited to, paid vacation, sick leave, medical insurance, and the like.

C. [***]

1. Confidentiality

D. Definition. “Confidential Information” means: (i) any information disclosed (directly or indirectly) by the Company or [***] to Advisor pursuant to this Agreement, including but not limited to research and development, intellectual property, regulatory, clinical trials, products and product plans, equipment, customers, markets, business plans, software, inventions, discoveries, ideas, processes, designs, drawings, formulations, specifications, marketing and finance documents, prototypes, samples, data sets, and the like that is in written, graphic, machine readable, or other tangible form, and marked as “Confidential” or “Proprietary” or in some other manner to indicate its confidential nature; and (ii) oral information disclosed (directly or indirectly) by the Company or [***] to Advisor pursuant to this Agreement, provided that such information is designated as confidential at the time of its disclosure. Confidential Information may include information of a third party that is in the possession of the Company or [***] and is disclosed to Advisor under this Agreement. Additionally, Confidential Information may include information received and disclosed as confidential or proprietary information during visits to the facilities of the Company or [***].

E. Exceptions. Confidential Information shall not, however, include any information that: (i) was publicly known or made generally available without a duty of confidentiality prior to the time of disclosure by the Company or [***] to Advisor; (ii) becomes publicly known or made generally available without a duty of confidentiality after disclosure by the Company or [***] to Advisor through no wrongful action or inaction of Advisor; (iii) is in the rightful possession of Advisor without confidentiality obligations at the time of disclosure by the Company or [***] to Advisor as shown by Advisor’s then-contemporaneous written files and records kept in the ordinary course of business; (iv) is obtained by Advisor from a third party without an accompanying duty of confidentiality and without a breach of such third party’s obligations of confidentiality; or (v) is independently developed by Advisor without use of or reference to Confidential Information of the Company or [***], as shown by written records and other competent evidence prepared contemporaneously with such independent development.

F. Compelled Disclosure. If Advisor becomes legally compelled to disclose any Confidential Information of the Company or [***], Advisor will provide the Company or [***], as appropriate, prompt written notice and will use her reasonable efforts to assist the Company or [***], as appropriate, in the Company’s or [***]’s efforts to seek a protective order or another appropriate and legally available remedy. If the Company or [***], as appropriate, waives Advisor’s compliance with this Agreement or fails to obtain a protective order or other legally available remedy, Advisor will furnish only that portion of the Confidential Information that is legally required to be disclosed; provided that any Confidential Information so disclosed shall maintain its confidentiality protection for all purposes other than such legally compelled disclosure.

G. Non-Disclosure; Ownership; No License. Advisor shall not use any Confidential Information of the Company or [***] except as necessary to perform the Services. Advisor shall not disclose any Confidential Information to any third party. All documents and other tangible objects containing or representing Confidential Information that have been disclosed by the Company or [***] to Advisor, and all copies or extracts thereof or notes derived therefrom that are in the possession of Advisor, shall be and remain the property of the Company or [***]. Nothing in this Agreement is intended to grant any rights by the Company or [***] to Advisor under any intellectual property, including but not limited to patents, copyrights, trademarks, and the like.

2. Ownership of Inventions

In consideration for the compensation paid to Advisor by the Company or [***] hereunder, Advisor agrees that all right, title, and interest in and to any intellectual property, including but not limited to inventions (whether patentable or not), copyrightable materials, notes, records, drawings, designs, improvements, developments, discoveries, ideas and trade secrets conceived, discovered, authored, invented, developed or reduced to practice by Advisor, solely or in collaboration with others, during the Term of this Agreement if in the course of performing Services for the Company or [***] under this Agreement and outside the course of Advisor’s activities as an MIMI employee or faculty member of UC Berkeley (collectively, “Inventions”) are the sole property of the Company or [***], as the case may be. Advisor also agrees to promptly make full written disclosure to the Company or [***] of any Inventions and to assign (or cause to be assigned), and hereby irrevocably does assign fully to the Company (or, in the event this Agreement is assigned to [***] pursuant to Section 7(B), to [***]), all right, title and interest in and to the Inventions. Advisor agrees to execute, or have executed, any necessary documents required for such assignment. Additionally, at the Company’s or [***]’s expense, Advisor will cooperate fully in the prosecution of any patent application resulting from any Invention.

1. Term and Termination

A. Term. The term of this Agreement will begin on the Effective Date of this Agreement and will until December 31, 2020 (the “Term”), unless extended by mutual agreement or terminated. This Agreement may be extended by mutual agreement of the Parties.

B. Termination by Advisor. Advisor may terminate this Agreement for any reason upon giving the Company or [***] thirty (30) days’ prior written notice of such termination.

C. Termination for Breach. Either party may terminate this Agreement for a material breach by the other party upon thirty (30) days’ prior written notice (which notice shall describe the breach in reasonable detail) if the other party does not cure the breach within such thirty (30)-day period.

D. Effect of Termination of Caribou SAB Agreement. The Company and Advisor are simultaneously entering into a separate Amendment No. 3 to Scientific Advisory Board Agreement (the “Caribou SAB Agreement”). In the event the Caribou SAB Agreement is terminated, as set forth therein, the payments under Section 1(C)(i) of this Agreement will immediately cease upon termination of the Caribou SAB Agreement. If termination of the Caribou SAB Agreement occurs during a calendar quarter, payments due under this Agreement for that calendar quarter will be pro-rated on a monthly basis and no payments will be due thereafter (e.g., if termination of the Agreement occurs on May 11, 2019, Advisor will receive $20,833.33 for the second quarter 2019).

E. Effect of Termination or Expiration; Survival. (i) Upon any termination or expiration of this Agreement, all rights and duties of the Company or [***] and Advisor toward each other shall cease except (i) in the event that this Agreement is terminated during a calendar quarter pursuant to Section 5(B) by Advisor or by the Company or [***] pursuant to Section 5(C), the Company or [***] will pro-rate the payment due and payable for such calendar quarter on a monthly basis and no payments will be due thereafter; (ii) the Company or [***] will pay Advisor for any related reimbursable expenses as set forth in Section 1(C)(ii) within thirty (30) days’ of receipt of Advisor’s final invoice; (iii) Advisor will immediately deliver to the Company or [***], as appropriate, and will not keep in Advisor’s possession, recreate, or deliver to anyone else, any and all Company or [***] property, including, but not limited to, Confidential Information, tangible embodiments of the Inventions, any reproductions of any of the foregoing items that Advisor may have in Advisor’s possession or control; and (iv) Articles 2, 3, 4, 6 and 7, as well as this Section 5(E) will survive termination or expiration of this Agreement. The obligations of Advisor under this Agreement shall survive, with respect to any particular Confidential Information, for a period of five (5) years after the termination or expiration date.

3. Limitation of Liability

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER A PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT SHALL EITHER PARTY’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY THE COMPANY TO ADVISOR UNDER THIS AGREEMENT FOR THE SERVICES, DELIVERABLES OR INVENTION GIVING RISE TO SUCH LIABILITY.

4. Miscellaneous

A. Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the State of California, without regard to the conflicts of law provisions of any jurisdiction, and the Parties expressly consent to the personal and exclusive jurisdiction and venue of the state and federal courts located in California.

B. No Assignment. This Agreement will be binding and upon Advisor’s assigns, administrators, and other legal representatives, and will be for the benefit of the Company or [***], as appropriate, as well as each of their successors and assigns. Except for an assignment by the Company to an affiliated entity or via a transfer of all or substantially all of the Company’s assets, whether by merger, consolidation, reincorporation, sale of assets or stock, change of control or otherwise, this Agreement shall not be assigned by either Party without the written consent of the other Party; provided, however, that the Company may assign this Agreement to [***] at any time without Advisor’s consent and will thereafter provide written notice of such assignment to Advisor.

C. Entire Agreement. Except for the Scientific Advisory Board Agreement, by and between Caribou Biosciences, Inc. and Jennifer A. Doudna, having an effective date of June 18, 2012, as amended (the “Caribou SAB Agreement”), this Agreement, including Exhibit A attached hereto, constitutes the entire agreement and understanding between the Parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the Parties, except as explicitly stated herein.

D. Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement.

E. Severability. If a court or other body of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect.

F. Amendment. No amendment, modification, waiver, termination or discharge or any provision of this Agreement will be effective unless the same is in writing, specifically identifies this Agreement, and is signed by an authorized representative of each Party.

G. Notices. Any notice or other communication required or permitted by this Agreement to be given to a Party shall be in writing to the address set forth above or as otherwise designated in writing by a Party and shall be deemed given (i) if delivered personally or by commercial messenger or courier service, (ii) when sent by confirmed facsimile or other electronic communication, or (iii) if mailed by U.S. registered or certified mail (return receipt requested), delivery shall be deemed effective three (3) business days after mailing.

H. Publicity. It is understood that the name of Advisor and her affiliation with the Company or [***] may be required to appear in various disclosure documents pursuant to securities and regulatory laws. The Company, [***] and Advisor may publicly disclose that Advisor is a member of the [***] Scientific Advisory Board, as each deems appropriate. Advisor will work with the Company and [***] to develop an approved bio to describe Advisor’s background to be used in a manner consistent with the HHMI Uniform Provisions attached hereto as Exhibit A.

I. Counterparts. This Agreement may be signed in any number of counterparts, including facsimile or PDF documents. Each such counterpart, facsimile or scanned PDF document shall be deemed an original instrument, and all of which together shall constitute one and the same executed Agreement.

IN WITNESS WHEREOF, authorized representatives of the Parties hereto have executed this Consulting Agreement as of the Effective Date.

Caribou Biosciences, Inc.		Jennifer A. Doudna

By:	/s/ Rachel E. Haurwitz	By:	/s/ Jennifer A. Doudna
Rachel E. Haurwitz, Ph.D.
President & Chief Executive Officer

Exhibit A

[***]